LORD ABBETT CREDIT OPPORTUNITIES FUND

Supplement dated April 9, 2020

to the Prospectus dated September 13, 2019, as supplemented

This supplement updates certain information contained in the Fund’s prospectus. You should read this supplement in conjunction with the Fund’s prospectus.

Effective immediately, the following paragraphs replace the subsection of the prospectus titled “Principal Risks of the Fund – Market Disruption and Geopolitical Risk” on pages 65–66 and supersede any information to the contrary in the Fund’s prospectus:

Market Disruption and Geopolitical Risk: Geopolitical and other events (e.g., wars, terrorism or natural disasters) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Fund’s investments. Sudden or significant changes in the supply or prices of commodities or other economic inputs (e.g., the marked decline in oil prices that began in late 2014) may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies, or industries, which could significantly reduce the value of the Fund’s investments. Terrorist attacks, natural disasters, epidemics or pandemics could result in unplanned or significant securities market closures or declines. Securities markets also may be susceptible to market manipulation (e.g., the manipulation of the London Interbank Offered Rate (LIBOR)) or other fraudulent trading practices, which could disrupt the orderly functioning of markets, increase overall market volatility, or reduce the value of investments traded in them, including investments of the Fund. Instances of fraud and other deceptive practices committed by senior management of certain companies in which the Fund invests may undermine Lord Abbett’s due diligence efforts with respect to such companies, and if such fraud is discovered, negatively affect the value of the Fund’s investments. Financial fraud also may impact the rates or indices underlying the Fund’s investments.

While the U.S. Government has always honored its credit obligations, a default by the U.S. Government (as has been threatened in recent years) would be highly disruptive to the U.S. and global securities markets and could significantly reduce the value of the Fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could adversely affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. Uncertainty surrounding the sovereign debt of several European Union (‘‘EU’’) countries, as well as the continued existence of the EU itself, has disrupted and may continue to disrupt markets in the United States and around the world. If a country changes its currency or leaves the EU or if the EU dissolves, the world’s securities markets likely will be significantly disrupted. In March 2017, the United Kingdom (“UK”) commenced the formal process of withdrawing from the EU (commonly known as “Brexit”). The European Parliament formally approved the withdrawal on January 30, 2020, and the withdrawal agreement between the UK and EU became effective January 31, 2020. At this time, the UK is no longer a member of the EU. An eleven-month transition period will take place, ending December 31, 2020, during which the UK will negotiate its future relationship with the EU. During this time, the UK will remain subject to the EUs rules, but will have no role in the EU's law-making process. Significant uncertainty remains in the market regarding the ramifications of the withdrawal of the UK from the EU, and the range and potential implications of possible political, regulatory, economic and market outcomes are difficult to predict. The world's securities markets may be significantly disrupted and adversely affected by the withdrawal. Substantial government interventions (e.g., currency controls) also could negatively impact the Fund.

Substantial government interventions (e.g., currency controls) also could adversely affect the Fund. War, terrorism, economic uncertainty, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, epidemics or pandemics, such as the COVID-19 outbreak which began in late 2019, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, have been highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Fund’s investments. During such market disruptions, the Fund’s exposure to the risks described elsewhere in the ‘‘Principal Risks’’ section of the prospectus will likely increase. Market disruptions, including sudden government interventions, can also prevent the Fund from implementing its investment strategies and achieving its investment objective. To the extent the Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events in that region could have a disproportionate impact on the Fund.

The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things, border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and prolonged quarantines, as well as general concern and uncertainty. The impact of the COVID-19 outbreak could negatively affect the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. The COVID-19 pandemic and its effects may be short term or may last for an extended period of time, and in either case could result in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession. The foregoing could disrupt the operations of the Fund and its service providers, adversely affect the value and liquidity of the Fund's investments, and negatively impact the Fund's performance and your investment in the Fund.

Please retain this document for your future reference.

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